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
     [XL CAPITAL LOGO]
                                                                                                                 ENROLLMENT FORM FOR
                                                                                                                      XL CAPITAL LTD
                                                                                       DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN
                                                  ----------------------------------------------------------------------------------
                                                     This form, when completed and signed, should be mailed in the courtesy envelope provided to: Mellon Investor Services,
                                                                                      P.O. Box 3338, South Hackensack, NJ 07606-1938
    Is this account for an existing shareowner? YES ___   NO ___

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1.  ACCOUNT REGISTRATION Complete only ONE section. Print clearly in CAPITAL LETTERS.

    ___ INDIVIDUAL OR JOINT ACCOUNT

    Owner's name

   --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---

   Owner's Social Security number                      Owner's date of birth
   (used for tax reporting)                            Month        Day          Year
                -           -                                    /            /
   --- --- ---     --- ---     --- --- --- ---         --- ---      --- ---      --- ---

   Joint Owner's name

   --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---

   Joint Owner's Social Security number                 The account will be registered "Joint Tenants with Rights
   (used for tax reporting)                             of Survivorship" unless you check a box below:
                                                        ___ Tenants in common   ___ Tenants by entirety  ___ Community property
                 -           -
   ---- --- ---     --- ---     --- --- --- ---

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   ___ GIFT TRANSFER TO A MINOR (UGMA/UTMA)

   Custodian's name

   --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
   Minor's name

   --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---

   Minor's Social Security number                       Minor's date of birth                                  Minor's State
   (required)                                           Month        Day          Year                         of Residence
                -           -                                    /            /
   --- --- ---     --- ---     --- --- --- ---          --- ---     --- ---      --- ---                       --- ---

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   ___ TRUST  (PLEASE CHECK ONLY ONE OF THE TRUSTEE TYPES)         ___ PERSON AS TRUSTEE          ___ ORGANIZATION AS TRUSTEE

   Trustee: Individual or organization name

   --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
   and Co-trustee's name, if applicable

   --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
   Name of trust

   --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
   For the benefit of

   --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---

                                                        Date of Trust
   Trust taxpayer identification number                 Month        Day          Year
                 -           -                                    /            /
   ---- --- ---     --- ---     --- --- --- ---         --- ---      --- ---      --- ---

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   ___ ORGANIZATION OR BUSINESS ENTITY              CHECK ONE:     ___ Corporation      ___ Partnership    ___ Other
   Name of entity

   --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
   Taxpayer identification number
             -
   --- ---       --- --- --- --- ---- --- ---
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
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2. ADDRESS

   Mailing address (including apartment or box number)

   --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---

   --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---

   --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
   City                                                                      State        Zip
                                                                                                               -
   --- --- --- --- --- --- --- --- --- --- --- --- --- ---                   --- ---      --- --- --- --- ---     --- --- --- ----
   Home phone                                                                     Work phone
  (           )                 -                                                (           )                 -
   --- --- ---     --- --- ---     --- --- --- ---                                --- --- ---     --- --- ---      --- --- --- ---
  For mailing address outside the U.S.:
  Country of residence                             Province                                       Routing or postal code

  -------------------------------------------     ------------------------------------------     -----------------------------------

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3. CASH PURCHASE (Make checks payable to Mellon Bank/TD Banknorth)

   ___ As a CURRENT registered shareowner I wish to make an     ___ As a NEW Investor I wish to enroll in the Program by making an
   additional investment. Enclosed is my check or money         initial  Investment.  Enclosed  is my check or  money  order  for
   order for                                                    $_____________.
   $ ______________. (Minimum $25)                              (Initial investment must be a least $250) AS A NEW INVESTOR YOU MUST
                                                                COMPLETE SECTIONS 1, 2, & 8.
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4. BANK AUTHORIZATION AGREEMENT

   ___ DIRECT DEPOSIT OF DIVIDENDS
   I hereby authorize to have my dividends deposited  automatically in my bank account.  (Please complete Section 5.) If this option is not selected, your dividend check will be automatically mailed to your address.

   ___ AUTOMATIC INITIAL INVESTMENT

   I hereby choose to initiate my investment in XL Capital Ltd ordinary shares by authorizing  automatic monthly debits of $25 for a minimum of at least 10 consecutive months from my bank account.

   ___ AUTOMATIC ADDITIONAL INVESTMENT (AVAILABLE ONLY FOR EXISTING SHAREOWNERS)

   I hereby choose to make additional  investments in XL Capital Ltd ordinary shares by authorizing automatic monthly debits from my bank account.

   Upon receipt of this form, properly completed,  the Administrator will contact your bank to deduct the amount indicated from your bank account on or about the ___th of each month.  The  Administrator  will invest in XL Capital Ltd ordinary shares beginning on the next Investment Date. Such deductions and investments  will continue monthly until you notify the  Administrator to change or discontinue  them.  Should your bank  account  contain  insufficient  funds to cover the  authorized  deduction,  no deduction or investment will occur. In such event, you may be charged a fee by your bank and/or Mellon Bank for insufficient funds.

   PLEASE COMPLETE THE FOLLOWING AND SECTION 5:

   I HEREBY AUTHORIZE THE ADMINISTRATOR AND THE FINANCIAL INSTITUTION INDICATED BELOW TO DEDUCT FROM MY BANK ACCOUNT $__________ PER
   MONTH  (MINIMUM OF $25) AND APPLY  AMOUNTS SO  DEDUCTED TO THE  PURCHASE  OF XL CAPITAL  LTD  ORDINARY  SHARES  UNDER THE ACCOUNT
   DESIGNATED. (NOTE: DEDUCTIONS WILL OCCUR ON OR ABOUT THE ___TH OF EACH MONTH.)

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5. BANK ACCOUNT INFORMATION (COMPLETE ONLY IF A FEATURE IN SECTION 4 IS SELECTED)

   This information will be used for       ___ DIRECT DEPOSIT OF DIVIDENDS (Sec.4)     ___ AUTOMATIC INVESTMENT (Sec.4)

   ___ CHECKING ACCOUNT    BANK OR CREDIT UNION'S ABA TRANSIT
                           ROUTING NUMBER (available from the
                           bank or credit union)                  BANK OR CREDIT UNION ACCOUNT NUMBER

   ___ SAVINGS ACCOUNT     --- --- --- --- --- --- --- --- ---    --- --- --- --- --- --- --- --- --- --- --- --- --- --- -- --- ---


                                       ---------------------------------------------------------
                                                     TAPE YOUR VOIDED CHECK HERE
                                             BANK AND CREDIT UNION ROUTING INFORMATION.

                                          For deposits to or  withdrawals  from your  checking
                                          account,   please   tape  a  voided   check  so  the
                                          Administrator   may  obtain  bank  or  credit  union
                                          account information.

                                          For  deposits  to  or  withdrawals  from  a  savings
                                          account,  please  tape a  preprinted  deposit  slip.
                                          (PLEASE DO NOT STAPLE)

                                       ---------------------------------------------------------
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
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6. DIVIDEND REINVESTMENT

   If you own GREATER than 100 shares at the time of enrollment  you may choose to reinvest all or part of the dividends  paid on XL
   Capital Ltd ordinary shares.  Shareowners owning FEWER than 100 shares at the time of enrollment can reinvest on all shares only.

   ___ Reinvest the dividends on ALL shares.

   ___ I would like a portion of my dividends reinvested.  Please remit to me the dividends on ___________ shares. I understand that the dividends on my remaining shares, as well as all future shares that I acquire, will be reinvested.

   ___ All cash (no dividend reinvestment).

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7. SAFEKEEPING

   Ordinary share certificates deposited for safekeeping in your account must be in the same registration as your Program account.

   ___ Please accept the enclosed certificate (s) for deposit to my account. Enclosed are ______________share certificates.
                                                                                          insert number

                                    CERTIFICATE NUMBER                    NUMBER OF SHARES
                                    ------------------------------- ----------------------------

                                    ------------------------------- ----------------------------

                                    ------------------------------- ----------------------------

                                    ------------------------------- ----------------------------

                                    ------------------------------- ----------------------------

                                    ------------------------------- ----------------------------

                                              T O T A L
                                                                    ----------------------------

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8. Account Authorization Signature (required)

   ___  REQUEST FOR TAXPAYER IDENTIFICATION NUMBER                          - The  income  to  which  this  form  relates  is not
        (Substitute  Form  W-9)  I am  a  U.S.  citizen  or a               effectively  connected with the conduct of a trade or
        resident   alien.  I  certify,   under  penalties  of               business  in  the  United  States  or is  effectively
        perjury, that:                                                      connected  but is not  subject to tax under an income
                                                                            tax treaty, and
        (1)  the taxpayer  identification number in Section 1
             is correct  (or I am waiting  for a number to be               - For broker  transactions or barter  exchanges,  the
             issued to me) AND                                              beneficial  owner  is an  exempt  foreign  person  as
                                                                            defined in the instructions. Furthermore, I authorize
        (2)  (cross out the  following  if not true) I am not               this form to be  provided  to any  withholding  agent
             subject to backup withholding  because: (a) I am               that has control,  receipt,  or custody of the income
             exempt  from backup  withholding,  or (b) I have               of which I am the beneficial owner or any withholding
             not  been  notified  by  the  Internal   Revenue               agent  that  can  disburse  or make  payments  of the
             Service that I am subject to backup  withholding               income of which I am the beneficial owner.
             as a result of failure to report all interest or
             dividends, or (c) the IRS has notified me that I          ___  CLAIM OF TAX TREATY BENEFITS I CERTIFY THAT:
             am no longer subject to backup withholding, AND
                                                                            The beneficial owner is a resident of  ______________
        (3)  I am a U.S.  person  (including a U.S.  Resident               within the  meaning of the income tax treaty  between
             Alien).                                                        the United States and that country.

   ___  CERTIFICATE  OF FOREIGN  STATUS OF  BENEFICIAL  OWNER          ___  FOR  ORGANIZATIONS  AND BUSINESS ENTITIES EXEMPT FROM
        (SUBSTITUTE FORM W-8BEN)                                            BACKUP WITHHOLDING

        Under  penalties  of perjury,  I declare  that I have               I qualify for  exemption  and my account  will not be
        examined the information on this form and to the best               subject to tax reporting and backup withholding.
        of my knowledge and belief it is true,  correct,  and
        complete.   I  further  certify  under  penalties  of
        perjury that:

        - I am the beneficial owner (or am authorized to sign for the beneficial owner) of all the income to which this form relates,

        - The beneficial owner is not a U.S. person,

     MY/OUR SIGNATURE (S) BELOW INDICATES I/WE HAVE READ THE PROGRAM BROCHURE AND AGREE TO THE TERMS THEREIN AND HEREIN.


     SIGNATURE OF OWNER                                                       DATE (month, day, year)

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     SIGNATURE OF JOINT OWNER                                                 DATE (month, day, year)

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                                    Alternatively you may enroll online AT WWW.MELLONINVESTOR.COM
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